Exhibit 99.1

News Release

For information contact:

Lisa Schultz

Chief Communications and Human Capital Officer

CNL Financial Group

(407) 650-1223

CNL PROPERTIES TRUST ANNOUNCES 7 PERCENT DIVIDEND

—First non-listed real estate investment trust to offer innovative cash-and-stock hybrid distribution—

(ORLANDO, Fla.) Aug. 2, 2011 – The board of directors of CNL Properties Trust, Inc., a company focused on senior living, health care, lifestyle, lodging and specialty properties, has authorized a monthly cash distribution of $0.03333, together with a monthly stock distribution of 0.0025000 shares, on each outstanding share of common stock. The cash and stock distributions equate to an annualized distribution rate of 4 percent and 3 percent, respectively, for a total annualized distribution of 7 percent on the $10 offering price.

“This combination of stock and cash distribution is an innovative approach and we believe we will be the first non-traded REIT to offer it,” said Byron Carlock, president and CEO of CNL Properties Trust, which is a publicly registered, non-traded entity that intends to qualify as a real estate investment trust (REIT).

Distributions will be declared on the first day of the month following the date CNL Properties Trust raises the minimum offering amount of $2 million in shares of common stock in connection with its current public offering. Thereafter, distributions are expected to be declared on the first day of each month and will be paid on a quarterly basis.

The board of directors intends to review the distribution policy each quarter.

CNL Properties Trust has filed a Current Report on Form 8-K that provides additional details regarding the terms of its planned combination monthly cash and stock distributions and refers all interested parties to such filing.

About CNL Properties Trust, Inc.

CNL Properties Trust, Inc. is an investment offering that will seek to acquire properties in the senior living and health care, lifestyle, lodging and specialty property asset classes. The company intends to qualify as a real estate investment trust. CNL Financial Group is the sponsor of CNL Properties Trust. For more information, visit www.CNLPropertiesTrust.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding CNL Properties Trust’s ability to acquire assets at attractive prices, diversification of asset classes, future financial position, and business strategy are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the CNL Properties Trust’s management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the company’s ability to control or predict. Such factors include, but are not limited to, the company’s success in implementing its financial and operational initiatives, competition in the company’s markets, the company’s ability to raise equity and obtain financing for transactions, the company’s ability to identify investments, the impact of tighter credit markets, changes in national, regional and local economic, political or business conditions, the company’s ability to qualify as a real estate investment trust. Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the company’s website at www.CNLPropertiesTrust.com.

Management believes these forward-looking statements are reasonable; however, reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to CNL Properties Trust or persons acting on its behalf are qualified in their entirety by these cautionary statements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor the sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The offering of CNL Properties Trust’s common stock will be made only by means of a prospectus available to download at www.CNLPropertiesTrust.com or from participating broker-dealers.

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